                                                                   Exhibit 10.51

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------------------------

         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 9th day of August, 2000 by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the "Borrower"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent, the "Agents") and the banks from time to time party hereto (collectively, the "Banks" and individually a "Bank"). Capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Amended Credit Agreement, as hereinafter defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Banks, other than LaSalle Bank N.A. (the "Original Banks"), and the Agents have previously entered into a certain Amended and Restated Credit Agreement dated as of June 25, 1999 (the "Amended Credit Agreement"); and

         WHEREAS, in connection with the Amended Credit Agreement, Forest City Enterprises, Inc. (the "Parent") made and entered into a certain Amended and Restated Guaranty of Payment of Debt in favor of the Original Banks, dated as of June 25, 1999 (the "Guaranty"); and

         WHEREAS, the Borrower, the Banks and the Agents desire to make certain amendments to the Amended Credit Agreement to, among other things, (i) increase the aggregate Revolving Loan Commitment from $200,000,000 to $265,000,000, (ii) extend the Termination Date from December 10, 2001 to March 31, 2003 and (iii) add LaSalle Bank N.A. as a Bank for all purposes, all on the terms and conditions set forth herein; and

         WHEREAS, the Banks and the Agents are willing to amend the Amended Credit Agreement and the Guaranty, on the respective terms and conditions set forth herein and in the First Amendment to Amended and Restated Guaranty of Payment of Debt (the "First Amendment to Guaranty") of even date herewith, respectively, and such terms and conditions are agreeable to the Borrower and to the Parent.

         NOW, THEREFORE, it is mutually agreed as follows:

         1.       AMENDMENT TO ARTICLE I OF THE AMENDED CREDIT AGREEMENT.
                  -------------------------------------------------------

                  (a) AMENDMENT OF DEFINITION OF "INDENTURE". Article I of the Amended Credit Agreement is hereby amended by deleting the blank contained in the definition of "Indenture" and replacing it with the date March 16, 1998, but leaving such definition the same in all other respects.

                  (b) AMENDMENT OF DEFINITION OF "TERMINATION DATE". Article I of the Amended Credit Agreement is hereby amended by deleting the date of December 10, 2001 contained in the definition of "Termination Date" and replacing it with the date of March 31, 2003, but leaving such definition the same in all other respects.

         2.       AMENDMENT TO SECTION 2.02(b) OF THE AMENDED CREDIT AGREEMENT.
Section 2.02(b) of the Amended Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                  SECTION 2.02(b). REPAYMENT OF TERM LOANS. The principal of the Term Loans shall be payable in consecutive quarterly installments, each in an amount equal to one fifteenth (1/15th) of the principal balance of the Term Loans outstanding on the Termination Date, provided, that, the total annual principal payments in each of the first three (3) years following the Termination Date shall not exceed $26,500,000, such payments to commence on the first Quarterly Date next following the date on which the Term Loans were made and continuing until the earliest of (i) payment in full of the Term Loans, (ii) the sixteenth
         (16th) Quarterly Date following the date on which the Term Loans were made and (iii) March 31, 2007, at which time all remaining principal of the Term Loans shall be due and payable in full, unless such principal becomes due and payable earlier pursuant to the provisions of Article
         XI. Notwithstanding any other provision of this Amended Credit Agreement, any regularly scheduled installment of principal paid by the Borrower on a Quarterly Date pursuant to this Section 2.02(b) that results in a prepayment of the Term Loans shall not be subject to the payment of the prepayment premium set forth in Section 5.05 of this Amended Credit Agreement.

         3.       AMENDMENT TO SECTION 3.05(a) OF THE AMENDED CREDIT AGREEMENT.
Section 3.05(a) of the Amended Credit Agreement shall be amended by deleting the parenthetical contained therein and replacing it with the following parenthetical:

         (each such promissory note, as it may be from time to time amended, restated or otherwise modified, a "Revolving Loan Note" and, collectively, "Revolving Loan Notes").

         4.       AMENDMENT TO SECTION 3.06 OF THE AMENDED CREDIT AGREEMENT.
Section 3.06 of the Amended Credit Agreement shall be amended as follows:

                  a. Section 3.06(a)(iii) of the Amended Credit Agreement shall be amended by deleting the phrase "two percent (2%)" contained in such
         Section 3.06(a)(iii) and replacing it with the phrase "the Indicated Spread then in effect for Revolving Loans under the LIBOR Rate Option" but leaving it the same in all other respects.

                  b. Section 3.06(b) of the Amended Credit Agreement shall be amended by deleting the second sentence contained in such Section 3.06(b) and replacing it with the following sentence:

                  The Agent shall notify each Bank of the occurrence and payment of a Draw no later than 12:00 p.m. on the date of such notice and, not later than 1:00 p.m. on the date of such notice, each Bank will make available to the Agent its Pro rata portion of the Draw deemed to be a Revolving Loan.

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

         5.       AMENDMENT TO SECTION 4.01(d) OF THE AMENDED CREDIT AGREEMENT.
Section 4.01(d) of the Amended Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                  SECTION 4.01(d). INDICATED SPREAD. The Indicated Spread is measured in basis points and shall be determined as follows:

                                 REVOLVING LOANS
                                 ---------------

                                                                                Indicated Spread
                                                                                 (Basis Points)
                                                                                 --------------

                                                                 Prime Rate Option              LIBOR Rate Option
                                                                 -----------------              -----------------
         From and including the Amendment Date
         to the Termination Date, on the aggregate                      50                           212.5
         outstanding principal amount of the Loans
         that is less than or equal to the difference
         of (A) the Aggregate Revolving Loan Commitments
         MINUS (B) the outstanding LC Obligations MINUS
         (C) $25,0000,000

         From and including the Amendment Date                          75                           285
         to the Termination Date, on the aggregate
         outstanding principal amount of the Loans
         that is greater than the difference of
         (A) the Aggregate Revolving Loan Commitments
         MINUS (B) the outstanding LC Obligations MINUS
         (C) $25,000,000

                                   TERM LOANS
                                   ----------

                                                                                Indicated Spread
               Period                                                            (Basis Points)
               ------                                                            --------------

                                                                 Prime Rate Option              LIBOR Rate Option
                                                                 -----------------              -----------------

         From and including the Termination
         Date until payment in full                                     75                           250


         6.       AMENDMENT TO SECTION 8.04 OF THE AMENDED CREDIT AGREEMENT.
Section 8.04 of the Amended Credit Agreement shall be amended as follows:

                  a. The beginning of the sentence up to the first proviso shall be deleted and replaced with the following:

                  The Borrower will not and will not permit any Subsidiary to create, assume or suffer to exist any indebtedness for borrowed money, any Funded Indebtedness of any kind or any reimbursement obligation or other similar liabilities with respect to letters of credit issued for the Borrower's or any Subsidiary's account (other than non-recourse letters of credit or surety bonds issued as credit enhancement); . . .

                  b. Subsection (a) shall be amended by deleting it in its entirety and replacing it with the following:

                  (a) any Loans obtained hereunder or LC Obligations incurred hereunder.

         7.       AMENDMENT TO SECTION 8.11 OF THE AMENDED CREDIT AGREEMENT.
Section 8.11 of the Amended Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                  SECTION 8.11 NO PLEDGE. The Borrower will not, and will not permit any of its Subsidiaries to, sell, assign, pledge or otherwise dispose of or encumber any of its or their partnership interests or other equity interests in any of its or their Subsidiaries, except as permitted under Section 8.02, and except that the Borrower and each Subsidiary shall be permitted to pledge its stock or other ownership interests in any of its Subsidiaries to secure (a) additional or mezzanine indebtedness incurred with respect to a project encumbered by a first mortgage at the time such additional or mezzanine indebtedness is incurred, so long as such additional or mezzanine indebtedness is permitted under Section 8.04 of this Agreement, or (b) primary indebtedness incurred solely with respect to the acquisition of real property or for construction purposes, provided that (i) with respect to the indebtedness described in subsection (a) above, the sum of the then existing indebtedness PLUS such additional or mezzanine indebtedness does not exceed eighty percent (80%) of the appraised value of the project at the time such additional or mezzanine indebtedness is incurred, (ii) with respect to the indebtedness described in subsection (b) above, such primary indebtedness does not exceed one hundred percent (100%) of the appraised value of the acquired property at the time of such financing, (iii) such pledges of stock or other ownership interests may be made with respect to no more than fifteen (15) individual properties collectively with the Borrower, all Subsidiaries and all Restricted Companies (as defined in the Guaranty), at any one time, exclusive of the properties set forth on
         Schedule 9.9A to the Guaranty, and (iv) the aggregate of all such additional, mezzanine or primary indebtedness for which such a pledge will be provided by the Borrower or such Subsidiary does not exceed Two Hundred Million Dollars ($200,000,000) in the aggregate for all pledges provided by the Borrower, its Subsidiaries and all Restricted Companies (as defined in the Guaranty), taken together.

         Borrower will deliver to the Agents and the Banks a schedule in the form of Schedule 9.9 to the Guaranty listing all of the properties as to which a pledge of stock or other ownership interest has been provided to a lender in accordance with this Section 8.11, within twenty (20) days of any property being added or deleted from such schedule.

         8.       AMENDMENT TO SECTION 8.13(a) OF THE AMENDED CREDIT AGREEMENT.
Section 8.13(a) of the Amended Credit Agreement shall be amended by deleting the ratio of 1.20:1.00 contained therein and replacing it with the ratio of 1.30:1.00, but leaving it the same in all other respects.


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

         9. AMENDMENT TO EXHIBIT A TO THE AMENDED CREDIT AGREEMENT. Exhibit A to the Amended Credit Agreement shall be amended by deleting it in its entirety and replacing it with the Exhibit A attached to this Amendment.

         10. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agents and each of the Banks as follows:

                  (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Article IX of the Amended Credit Agreement is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof;

                  (b) REQUISITE AUTHORITY. The Borrower has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Amendment and each and every other agreement, certificate, or document required by this Amendment;

                  (c) DUE AUTHORIZATION; VALIDITY. The Borrower has taken all necessary action to authorize the execution, delivery, and performance by it of this Amendment and every other instrument, document, and certificate relating thereto. This Amendment has been duly executed and delivered by the Borrower and is the legal, valid, and binding obligation of the Borrower enforceable against it in accordance with its terms;

                  (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby; and

                  (e) NO DEFAULTS. No event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default or Possible Default under the Amended Credit Agreement.

         11.      CONDITIONS TO CLOSING OF AMENDMENT.

                  (a) CLOSING CONDITIONS. Except as otherwise expressly provided in this Amendment, prior to or concurrently with the Amendment Closing Date (as hereinafter defined), and as conditions precedent to the effectiveness of the amendments to the Amended Credit Agreement provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agents and the Banks and their respective counsel:

                      (i) LOAN DOCUMENTS AND CORPORATE DOCUMENTS. The Borrower shall deliver or cause to be delivered to the Agents and the Banks the following documents, in all cases duly executed, and delivered by the Borrower and/or the Parent, and/or certified, as the case may be:

                          (1) Certified copy of the resolutions of the board of directors of the Borrower evidencing approval of the execution, delivery and performance of this Amendment and the Amended and Restated Revolving Loan Notes in the form attached hereto as Exhibit B;


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

                          (2) Certified copy of the resolutions of the board of directors of the Parent evidencing approval of the execution, delivery and performance of the First Amendment to Guaranty;

                          (3) Copy of the Articles of Incorporation of the Borrower, certified by the Ohio Secretary of State as of a recent date;

                          (4) Copy of the Articles of Incorporation of the Parent, certified by the Ohio Secretary of State as of a recent date;

                          (5) Copy of the Code of Regulations of the Borrower, certified as true and complete as of the Amendment Closing Date by the secretary of the Borrower;

                          (6) Copy of the Code of Regulations of the Parent, certified as true and complete as of the Amendment Closing Date by the secretary of the Parent;

                          (7) A good standing certificate from the State of Ohio for the Borrower;

                          (8) A good standing certificate from the State of Ohio for the Parent;

                          (9) A certificate of the secretary or assistant secretary of the Borrower certifying the names of the officers of the Borrower authorized to sign this Amendment, together with the true signatures of such officers;

                          (10) A certificate of the secretary or assistant secretary of the Parent certifying the names of the officers of the Parent authorized to sign the First Amendment to Guaranty, together with the true signatures of such officers;

                          (11) Counterparts of this Amendment, executed and delivered by the Borrower, the Agent, and the Banks and the Parent's Acknowledgement of this Amendment;

                          (12) Revolving Loan Notes duly executed and delivered by the Borrower in favor of each Bank;

                          (13) Counterparts of the First Amendment to Guaranty, executed and delivered by the Parent, the Agents and the Banks; and

                          (14) A certificate of the secretary or assistant secretary of the Borrower and the Parent certifying that as of the date of this Amendment no Event of Default or Possible Default exists under the Amended Credit Agreement.

                       (ii) OPINION OF COUNSEL FOR PARENT. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Parent as to the due authorization, execution, and delivery, and legality, validity and enforceability of the First Amendment to Guaranty and such other matters as the Agent or the Banks may request.

                       (iii) OPINION OF COUNSEL FOR BORROWER. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Borrower as to the due authorization, execution, and delivery, and legality, validity and enforceability of this Amendment and the Revolving Loan Notes and such other matters as the Agent or the Banks may request.

                       (iv) PAYMENT OF FEES TO BANKS. On or before the Amendment Closing Date, the Borrower shall have paid to the Agents and the Banks all costs, fees and expenses incurred by them through the Amendment Closing Date in the preparation, negotiation and execution of this Amendment and the First Amendment to Guaranty (including, without limitation, legal fees and expenses of Thompson Hine & Flory LLP). The Borrower shall pay a commitment fee to the Administrative Agent for distribution to the Banks in an amount equal to $362,500, of which $200,000 will be distributed to the Original Banks Pro rata with respect to the Revolving Loan Commitments in effect prior to the effectiveness of this Amendment and $162,500 will be distributed to all of the Banks Pro rata on the basis of the increase in the Revolving Loan Commitment of each Bank.

                  (b) DEFINITION. The "Amendment Closing Date" shall mean the date this Amendment is executed and delivered by the Borrower, the Banks and the Agents and all the conditions set forth in subsection (a) above have been satisfied or waived in writing by the Agents.

         12. NO WAIVER. Except as otherwise expressly provided herein, the execution and delivery of this Amendment by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Borrower under the Amended Credit Agreement as in effect prior to the effectiveness of this Amendment or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

         13. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Amendment, all provisions of the Amended Credit Agreement continue unchanged and in full force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement shall be applicable to this Amendment.

         IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this First Amendment to Amended and Restated Credit Agreement to be executed and delivered as of the date first above written.


Address:                                FOREST CITY RENTAL PROPERTIES
1100 Terminal Tower                     CORPORATION
50 Public Square
Cleveland, Ohio  44113-2267
                                        BY:  Thomas G. Smith
                                            TITLE:  Vice President


Address:                                KEYBANK NATIONAL ASSOCIATION,
127 Public Square                       Individually and as Administrative Agent
Cleveland, Ohio  44114
                                        BY:  Scott Childs
                                            TITLE:  Assistant Vice President


Address:                                NATIONAL CITY BANK, Individually and
1900 East Ninth Street                  as Syndication Agent
Cleveland, Ohio  44114
                                        BY:  Anthony J. DiMare
                                            TITLE:  Senior Vice President


Address:                                THE HUNTINGTON NATIONAL BANK
917 Euclid Avenue
Cleveland, Ohio  44114                  BY:  M.W. Stachur
                                            TITLE:  Vice President


Address:                                COMERICA BANK
Overnight Mail:
500 Woodward Avenue                     BY:  Charles L. Weddell
7th Floor                                   TITLE:  Vice President
Detroit, Michigan  48226

U.S.  Mail:
PO Box 75000
Detroit, Michigan  48275-3256


                       (Signatures continued on next page)

                    (Signatures continued from previous page)


Address:                                FIRST MERIT BANK
123 West Prospect Avenue
Cleveland, Ohio  44115                  BY:  John F. Neumann
                                             TITLE:  Senior Vice President


Address:                                CREDIT LYONNAIS, NEW YORK BRANCH
1301 Avenue of the Americas
New York, New York  10019               BY:  Greg Nuber
                                             TITLE:  Vice President



Address:                                FIRSTAR BANK NATIONAL ASSOCIATION
1350 Euclid Avenue
Suite 211                               BY: Samuel J. Russo
Cleveland, Ohio  44115                     TITLE:  Vice President


Address:                                MANUFACTURERS AND TRADERS
One Fountain Plaza                      TRUST COMPANY
Buffalo, New York  14203-1495
                                        BY: Kevin B. Quinn
                                           TITLE:  Assistant Vice President


Address:                                U.S. BANK NATIONAL ASSOCIATION
U.S. Bank Place (M.S. MPFP-0802)
601 Second Avenue South                 BY: Thomas Schroeder
Minneapolis, Minnesota  55402              TITLE:  Vice President


Address:                                LASALLE BANK N.A.
135 South LaSalle St.
Chicago, Illinois  60603                BY: David Patchin
                                           TITLE:  Senior Vice President

                              CONSENT OF GUARANTOR
                              --------------------

         FOREST CITY ENTERPRISES, INC., an Ohio corporation, Guarantor under that certain Amended and Restated Guaranty of Payment of Debt issued on or about June 25, 1999, as amended (the "Guaranty of Payment of Debt") to and in favor of the Agents and the Banks in respect of, INTER ALIA., the indebtedness of FOREST CITY RENTAL PROPERTIES CORPORATION under the Amended Credit Agreement referenced in the foregoing First Amendment to Amended and Restated Credit Agreement, hereby acknowledges that it consents to the foregoing First Amendment to Amended and Restated Credit Agreement and confirms and agrees that its Guaranty of Payment of Debt, as amended to the date hereof, is and shall remain in full force and effect with respect to the Amended Credit Agreement as in effect prior to, and from and after, the amendment thereof pursuant to the foregoing First Amendment to Amended and Restated Credit Agreement.

Dated:  August __, 2000                  FOREST CITY ENTERPRISES, INC.


                                         BY:  Thomas G. Smith
                                             TITLE:  Senior Vice President

                                    EXHIBIT A
                                    ---------



                 Bank                                    Maximum Amount
                 ----                                    --------------

KeyBank National Association                              $40,000,000
National City Bank                                        $40,000,000
The Huntington National Bank                              $35,000,000
First Merit Bank                                          $22,500,000
Comerica Bank                                             $21,250,000
Credit Lyonnais New York Branch                           $21,250,000
Firstar Bank National Association                         $21,250,000
Manufacturers and Traders Trust Company                   $21,250,000
U.S. Bank National Association                            $21,250,000
LaSalle Bank N.A.                                         $21,250,000

         TOTAL                                            $265,000,000